UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2009
(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification
incorporation or		Number)
organization)
8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number including area code of Registrant’s principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
     On February 23, 2009, Tween Brands, Inc. (the “Company”) entered into a third amendment to its credit agreement with Bank of America, N.A., as administrative agent and the various lenders party thereto (the “Amendment”).
     The Amendment provides for a modification of the leverage and coverage ratio financial covenants of the original credit facility, dated September 12, 2007 (the “Facility”) and a decreased revolving line of credit of up to $50 million. The new leverage financial covenant limits the ratio of Consolidated Senior Debt (as defined in the Amendment) to Consolidated EBITDAR (as defined in the Amendment) on a trailing four quarter basis to an initial maximum of 7.65 measured quarterly beginning at the end of fourth quarter of fiscal year 2009. The maximum limit declines over time. The coverage financial covenant limits the ratio of Consolidated EBITDAR to Consolidated Minimum Rent (as defined in the Facility) and Consolidated Interest Expense (as defined in the Facility) on a trailing four quarter basis to an initial minimum of 1.00 measured on a quarterly basis beginning at the end of fourth quarter of fiscal year 2008. The minimum ratio required changes over time.
     Additionally, the Amendment provides that the Facility is secured by all assets of the Company, with certain limited exclusions. Pursuant to the Amendment, direct borrowings under the Facility now bear interest, at the Company’s option, at (i) 3.50% over LIBOR (as defined in the Facility) or (ii) 3.75% over the Base Rate (as defined in the Facility). As of the date hereof, the Company has no direct borrowings outstanding under the revolving line. The Company currently has $166.25 million outstanding under the Term Loan (as defined in the Facility). The Company’s annual capital investment levels, net of tenant allowances, are also governed by the Amendment and are capped at a maximum of $10 million in 2009 and increase in future years.
     The Amendment provides that the Facility remains scheduled to mature on September 12, 2012. The Company is required to make monthly principal payments on the outstanding Term Loan in the amount of $500,000 for every month except January beginning February 28, 2009. Consistent with the original Term Loan repayment schedule, the Company is required to make an $8.75 million principal payment at the end of each fiscal year commencing on or about January 30, 2010.
     Upon the occurrence of an event of default under the Facility, the lenders may cease making loans, terminate the Facility, and declare all amounts outstanding to be immediately due and payable.
     The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02   Results of Operations and Financial Condition.
     The Company’s press release entitled “Tween Brands Reports Fourth Quarter 2008 Results, Amendment of its Credit Facility, and 2009 Cost Reductions” is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.
     The Company will also present its financial results for the fourth quarter and fiscal year ended January 31, 2009, during a conference call on February 25, 2009 at 9:00 a.m. EST, which will be broadcast via Internet webcast. Investors can listen to the call through the Company’s website, www.tweenbrands.com.
Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure required by this item is included in “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated herein by reference.
     The information contained or incorporated by reference in this Form 8-K contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “target,” “predict,” “believe,” “intend,” “plan,” “expect,” “hope,” “risk,” “could,” “pro forma,” “potential,” “prospect,” “forecast,” “outlook” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements involve various important risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this press release:
•	Effectiveness of converting Limited Too stores to Justice stores;

•	Ability to convert Limited Too customers to the Justice brand;

•	Risk that the benefits expected from the brand conversion program will not be achieved or may take longer to achieve than expected;

•	Ability to grow or maintain comparable store sales;

•	Decline in the demand for our merchandise;

•	Ability to develop new merchandise;

•	The impact of competition and pricing;

•	Level of mall and power center traffic;

•	Effectiveness of expansion into new or existing markets;

•	Effectiveness of store remodels;

•	Availability of suitable store locations at appropriate terms;

•	Effectiveness of our brand awareness and marketing programs;

•	Ability to enforce our licenses and trademarks;

•	Ability to hire, retain, and train associates;

•	Ability to successfully launch a new brand;

•	A significant change in the regulatory environment applicable to our business;

•	Risks associated with our sourcing and logistics functions;

•	Changes in existing or potential trade restrictions, duties, tariffs or quotas;

•	Currency and exchange risks;

•	Changes in consumer spending patterns, consumer preferences and overall economic conditions;

•	Ability to comply with restrictions and covenants in our credit facility;

•	The potential impact of health concerns relating to severe infectious diseases, particularly on manufacturing operations of our vendors in Asia and elsewhere;

•	Impact of modifying and implementing new information technology systems, particularly on the security of our computer network;

•	Outcome of various legal proceedings;

•	Impact of product recalls;

•	Acts of terrorism in the U.S. or worldwide; and

•	Other risks as described in other reports and filings we make with the Securities and Exchange Commission.
     Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance the forward-looking statements included herein will prove to be accurate. The inclusion of forward-looking statements should not be regarded as a representation by us, or any other person, that our objectives will be achieved. The forward-looking statements made herein are based on information presently available to us as the management of Tween Brands, Inc. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01. Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1*	Third Amendment to Credit Agreement, dated February 23, 2009, among Tween Brands, Inc., each of Tween Brands, Inc.’s domestic subsidiaries, as Guarantors, Bank of America, N.A., as Administrative Agent, and the various Lenders party thereto.

99.1**	Press release, dated February 25, 2009.

*Filed with this Report.

**Furnished with this Report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEEN BRANDS, INC.
Date: February 25, 2009	By:	/s/ Rolando de Aguiar
Rolando de Aguiar
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)